Item 77 Q(1)(e)

New or Amended Investment Advisory Contracts

Investment Advisory and Management Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742..

Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund), is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund, is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Clough Capital Partners, LP with respect to the Clough China Fund, is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund (n/k/a ALPS/CoreCommodity Management CompleteCommodities Strategy Fund), is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Jefferies Asset Management, LLC (n/k/a CoreCommodity Management, LLC) with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund (n/k/a ALPS/CoreCommodity Management CompleteCommodities Strategy Fund), is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds, is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Amendment to Investment Advisory Agreement dated August 31, 2012 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation (f/ka RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income), RiverFront Moderate Growth & Income Fund and RiverFront Conservative Income Builder Fund, is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/ka RiverFront Long-Term Growth & Income ), RiverFront Global Growth (f/k/a RiverFront Long-Term Growth ) and RiverFront Moderate Growth & Income Funds, is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Amendment to Investment Sub-Advisory Agreement dated August 31, 2012 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund) RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income), RiverFront Moderate Growth & Income and RiverFront Conservative Income Builder Funds, is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India Growth Fund, is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund, is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated August 2, 2011 between Registrant and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated July 13, 2011 between Registrant and Disciplined Growth Investors, Inc. with respect to the Disciplined Growth Investors Fund, is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated December 29, 2011 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II, is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund, is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on January 30, 2012, accession number: 0001193125-12-029515.

Investment Advisory Agreement dated March 16, 2012 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund, is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012, accession number: 0001193125-12-371742.

Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds, is incorporated by reference to Exhibit (d)(9) to  Post-Effective Amendment No. 62 to Registrant’s Registration Statement filed on August 30, 2010, accession number: 0001193125-10-200681.

Investment Advisory Agreement dated July 24, 2012 between Registrant and Hanson McClain Strategic Advisors, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund, is incorporated by reference to Exhibit (d)(23) to  Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on July 24, 2012, accession number: 0001193125-12-312276.

Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund, is incorporated by reference to Exhibit (d)(23) to  Post-Effective Amendment No. 104 to Registrant’s Registration Statement filed on November 29, 2012, accession number: 0001193125-12-485663.

Form of Investment Advisory Agreement between Registrant and Stonebridge Capital Management, Inc. with respect to the Stonebridge Small-Cap Growth Fund, is incorporated by reference to Exhibit (6)(x) to the Registrant’s N-14 Registration Statement file d on November 19, 2012, accession number: 0001193125-12-475824.

Amendment dated December 5, 2012 to Investment Advisory Agreement dated December 29, 2011 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II, incorporated by reference to Exhibit (d)(25) to  Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on March 29, 2013, accession number: 0001193125-13-132755.

Amendment dated January 1, 2013 to Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund is filed herewith.